UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective May 9, 2006, Altera Corporation’s Board of Directors approved a new payment schedule for the compensation payable to non-employee members of the Board. The new payment schedule is as follows:

(1) Non-employee directors will now receive a retainer of $40,000 for Board service with no separate fee for meeting attendance. The retainer payments will be made on the date of each year’s annual meeting of stockholders and will be prorated if a director’s service begins subsequent to the date of the annual meeting of stockholders. During 2005, our non-employee directors received $2,000 for each meeting of the Board attended in person, and $1,000 for each meeting attended by telephone. We also paid our non-employee directors an annual retainer of $12,000.

(2) Non-Chair members of the Compensation Committee and Nominating and Governance Committee will now receive an annual retainer of $4,000 per year. During 2005, our non-Chair members of the Compensation Committee and Nominating and Governance Committee received $2,000 for each meeting of a committee attended in person, and $1,000 for each meeting attended by telephone.

(3) The Chairs of the Compensation Committee and Nominating and Governance Committee will now receive an annual retainer of $8,000 per year. During 2005, the Chairs of the Compensation Committee and Nominating and Governance Committee, like the non-Chair members of the Compensation Committee and Nominating and Governance Committee, received $2,000 for each meeting of a committee attended in person and $1,000 for each meeting attended by telephone.

(4) Non-Chair members of the Audit Committee will now receive an annual retainer of $5,000 per year. During 2005, our non-Chair members of the Audit Committee received $2,000 for each meeting of the Audit Committee attended in person, and $1,000 for each meeting attended by telephone.

(5) The Chair of the Audit Committee will now receive an annual retainer of $10,000 per year. During 2005, the Chair of the Audit Committee received an annual retainer of $3,000, plus $2,000 for each meeting of the Audit Committee attended in person, and $1,000 for each meeting attended by telephone.

(6) The Lead Independent Director will receive an annual retainer of $5,000 per year.

A summary of non-employee director compensation arrangements reflecting the new payment schedule is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Summary of Altera Corporation Non-Employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ Katherine E. Schuelke

Katherine E. Schuelke Vice President, General Counsel and Secretary

Date: May 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Altera Corporation Non-Employee Director Compensation